CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	3 Months Ended
	Jul. 31, 2021	Jul. 31, 2020
REVENUES:
Sales	$ 0	$ 0
TOTAL REVENUE	0	0
COST OF SALES	0	0
GROSS MARGIN	0	0
OPERATING EXPENSES:
Administrative expenses	15,253	315,387
Advertising	476,290	4,098
Depreciation	15,020	0
Insurance	32,736	770
Legal Fees	238,835	42,450
Professional Fees	154,412	153,175
Rent	70,149	23,000
Transfer Agent	36,922	0
Stock in lieu of services	560,310	3,232
Travel	89,778	9,308
Total Operating expenses	1,689,705	551,420
NET OPERATING INCOME/ LOSS	(1,689,705)	(551,420)
OTHER INCOME/EXPENSES:
Write off of Impaired assets	0	0
Finance and interest fees	(9,865)	(55,040)
NET INCOME (LOSS)	$ (1,699,570)	$ (606,460)
Basic and Diluted Loss per Common Share	$ (0.00862)	$ (0.00)
Weighted Average Number of Common Shares Outstanding	197,210,767	26,700,655